Exhibit 8(o)(vi)

                                AMENDMENT TO FUND
                             PARTICIPATION AGREEMENT
                                      AMONG
                              RYDEX VARIABLE TRUST,
                            RYDEX DISTRIBUTORS, INC,
                                       and
                    JEFFERSON NATIONAL LIFE INSURANCE COMPANY

WHEREAS, Rydex Variable Trust (the "Trust"), Rydex Distributors, Inc. (the "Underwriter") and Jefferson National Life Insurance Company (the "Company") are parties to a Participation Agreement dated March 24, 2000, as amended November 1, 2006, and March 31, 2008, (the "Agreement"); and

WHEREAS, terms of the Agreement contemplate that it may be amended with the mutual agreement of the parties; and

WHEREAS, the parties wish to change the use of the terms "Account," "Contract," and "Fund" in such a way that the Accounts, Contracts, and the Funds need not be listed on Exhibit A to the Agreement, but nonetheless, for convenience the parties may determine to list them on Exhibit A; and

WHEREAS, capitalized terms used but not defined in this Amendment, shall have the meaning given them in the Agreement; and

WHEREAS, all other terms of the Agreement shall remain in full force and effect;

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Trust and the Underwriter agree to amend the Agreement as follows:

1. The existing Exhibit A is deleted in its entirety and replaced with the accompanying Exhibit A.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative as of May 1, 2010.

RYDEX VARIABLE TRUST

By: _____________________
Name: Carl Verboncoeur
Title: CEO

RYDEX DISTRIBUTORS, INC.

By: _____________________
Name: Carl Verboncoeur
Title: CEO

JEFFERSON NATIONAL LIFE INSURANCE

By: _____________________
Name: Craig A. Hawley
Title: General Counsel and Secretary

                                    EXHIBIT A
                           LIST OF PARTICIPATING FUNDS

The following funds are available in Jefferson National Life Annuity Account C (22-4025 Individual and 32-4000 Group), Jefferson National Life Annuity Account E (22-4047132-4003 and 22- 4048132-4002), Jefferson National Life Annuity
Account F (22-4061), Jefferson National Life Annuity Account H (CVIC-2000 or
2001), Jefferson National Life Annuity Account I (CVIC-2004 or 2005), Jefferson National Life Annuity Account J (JNL-2100), Jefferson National Life Annuity Account K (JNL-2200), Jefferson National Life Account L (CVIC-1001 and 1003), and Jefferson National Life Advisor Variable Annuity Account (22-4058):

-----------------------------------------------------------------------------------------------------------------
Rydex VT Banking                                                   Rydex VT Precious Metals
-----------------------------------------------------------------------------------------------------------------
Rydex VT Basic Materials                                           Rydex VT Real Estate
-----------------------------------------------------------------------------------------------------------------
Rydex VT Biotechnology                                             Rydex VT Retailing
-----------------------------------------------------------------------------------------------------------------
Rydex VT Commodities Strategy                                      Rydex VT Russell 2000(R) 1.5x Strategy
-----------------------------------------------------------------------------------------------------------------
Rydex VT Consumer Products                                         Rydex VT Russell 2000(R) 2x Strategy
-----------------------------------------------------------------------------------------------------------------
Rydex VT Dow 2x Strategy                                           Rydex VT S&P 500 2x Strategy
-----------------------------------------------------------------------------------------------------------------
Rydex VT Electronics                                               Rydex VT S&P 500 Pure Growth
-----------------------------------------------------------------------------------------------------------------
Rydex VT Energy Fund                                               Rydex VT S&P 500 Pure Value
-----------------------------------------------------------------------------------------------------------------
Rydex VT Energy Services                                           Rydex VT S&P MidCap 400 Pure Growth
-----------------------------------------------------------------------------------------------------------------
Rydex VT Europe 1.25x Strategy                                     Rydex VT S&P MidCap 400 Pure Value
-----------------------------------------------------------------------------------------------------------------
Rydex VT Financial Services                                        Rydex VT SmallCap 600 Pure Growth
-----------------------------------------------------------------------------------------------------------------
Rydex VT Government Long Bond 1.2x Strategy                        Rydex VT SmallCap 600 Pure Value
-----------------------------------------------------------------------------------------------------------------
Rydex VT Health Care                                               Rydex VT Strengthening Dollar 2x Strategy
-----------------------------------------------------------------------------------------------------------------
Rydex VT Internet                                                  Rydex VT Technology
-----------------------------------------------------------------------------------------------------------------
Rydex VT Inverse Dow 2x Strategy                                   Rydex VT Telecommunications
-----------------------------------------------------------------------------------------------------------------
Rydex VT Inverse Government Long Bond Strategy                     Rydex VT Transportation
-----------------------------------------------------------------------------------------------------------------
Rydex VT Inverse Mid-Cap Strategy                                  Rydex VT U.S. Government Money Market
-----------------------------------------------------------------------------------------------------------------
Rydex VT Inverse NASDAQ-100(R) Strategy                            Rydex VT Utilities
-----------------------------------------------------------------------------------------------------------------
Rydex VT Inverse Russell 2000(R) Strategy                          Rydex VT Weakening Dollar 2x Strategy
-----------------------------------------------------------------------------------------------------------------
Rydex VT Inverse S&P 500 Strategy                                  Rydex/SGI All-Asset Aggressive Strategy
-----------------------------------------------------------------------------------------------------------------
Rydex VT Japan 2x Strategy                                         Rydex/SGI All-Asset Conservative Strategy
-----------------------------------------------------------------------------------------------------------------
Rydex VT Leisure                                                   Rydex/SGI All-Asset Moderate Strategy
-----------------------------------------------------------------------------------------------------------------
Rydex VT Mid Cap 1.5x Strategy                                     Rydex/SGI VT All-Cap Opportunity
-----------------------------------------------------------------------------------------------------------------
Rydex VT NASDAQ-100(R)  Strategy                                   Rydex/SGI VT CLS AdvisorOne Amerigo
-----------------------------------------------------------------------------------------------------------------
Rydex VT NASDAQ-100(R) 2x Strategy                                 Rydex/SGI VT CLS AdvisorOne Clermont
-----------------------------------------------------------------------------------------------------------------
Rydex VT Nova                                                      Rydex/SGI VT Multi Hedge Strategies
-----------------------------------------------------------------------------------------------------------------

The following funds are available in Jefferson National Life Annuity Account G (JNL-2300, JNL-2300-1, and JNL-2300-2):

-----------------------------------------------------------------------------------------------------------------
Rydex VT Banking                                                    Rydex VT Russell 2000(R) 1.5x Strategy
-----------------------------------------------------------------------------------------------------------------
Rydex VT Basic Materials                                            Rydex VT Russell 2000(R) 2x Strategy
-----------------------------------------------------------------------------------------------------------------
Rydex VT Biotechnology                                              Rydex VT S&P 500 2x Strategy
-----------------------------------------------------------------------------------------------------------------
Rydex VT Commodities Strategy                                       Rydex VT S&P 500 Pure Growth
-----------------------------------------------------------------------------------------------------------------
Rydex VT Consumer Products                                          Rydex VT S&P 500 Pure Value
-----------------------------------------------------------------------------------------------------------------
Rydex VT Dow 2x Strategy                                            Rydex VT S&P MidCap 400 Pure Growth
-----------------------------------------------------------------------------------------------------------------
Rydex VT Electronics                                                Rydex VT S&P MidCap 400 Pure Value
-----------------------------------------------------------------------------------------------------------------
Rydex VT Energy Fund                                                Rydex VT SmallCap 600 Pure Growth
-----------------------------------------------------------------------------------------------------------------
Rydex VT Energy Services                                            Rydex VT SmallCap 600 Pure Value
-----------------------------------------------------------------------------------------------------------------
Rydex VT Europe 1.25x Strategy                                      Rydex VT Strengthening Dollar 2x Strategy
-----------------------------------------------------------------------------------------------------------------
Rydex VT Financial Services                                         Rydex VT Technology
-----------------------------------------------------------------------------------------------------------------
Rydex VT Government Long Bond 1.2x Strategy                         Rydex VT Telecommunications
-----------------------------------------------------------------------------------------------------------------
Rydex VT Health Care                                                Rydex VT Transportation
-----------------------------------------------------------------------------------------------------------------
Rydex VT Internet                                                   Rydex VT U.S. Government Money Market
-----------------------------------------------------------------------------------------------------------------
Rydex VT Inverse Dow 2x Strategy                                    Rydex VT Utilities
-----------------------------------------------------------------------------------------------------------------
Rydex VT Inverse Government Long Bond Strategy                      Rydex VT Weakening Dollar 2x Strategy
-----------------------------------------------------------------------------------------------------------------
Rydex VT Inverse Mid-Cap Strategy                                   Rydex/SGI All-Asset Aggressive Strategy
-----------------------------------------------------------------------------------------------------------------
Rydex VT Inverse NASDAQ-100(R) Strategy                             Rydex/SGI All-Asset Conservative Strategy
-----------------------------------------------------------------------------------------------------------------
Rydex VT Inverse Russell 2000(R) Strategy                           Rydex/SGI All-Asset Moderate Strategy
-----------------------------------------------------------------------------------------------------------------
Rydex VT Inverse S&P 500 Strategy                                   Rydex/SGI VT All-Cap Opportunity
-----------------------------------------------------------------------------------------------------------------
Rydex VT Japan 2x Strategy                                          Rydex/SGI VT CLS AdvisorOne Amerigo
-----------------------------------------------------------------------------------------------------------------
Rydex VT Leisure                                                    Rydex/SGI VT CLS AdvisorOne Clermont
-----------------------------------------------------------------------------------------------------------------
Rydex VT Mid Cap 1.5x Strategy                                      Rydex/SGI VT DWA Flexible Allocation
-----------------------------------------------------------------------------------------------------------------
Rydex VT NASDAQ-100(R)  Strategy                                    Rydex/SGI VT DWA Sector Rotation
-----------------------------------------------------------------------------------------------------------------
Rydex VT NASDAQ-100(R) 2x Strategy                                  Rydex/SGI VT International Opportunity
-----------------------------------------------------------------------------------------------------------------
Rydex VT Nova                                                       Rydex/SGI VT Managed Futures Fund
-----------------------------------------------------------------------------------------------------------------
Rydex VT Precious Metals                                            Rydex/SGI VT Multi Hedge Strategies
-----------------------------------------------------------------------------------------------------------------
Rydex VT Real Estate                                                RydexSGI VT Alternative Strategies Allocation
-----------------------------------------------------------------------------------------------------------------
Rydex VT Retailing
-----------------------------------------------------------------------------------------------------------------